                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   SEPTEMBER 20, 2002
                                                 ---------------------------

                          TRANSKARYOTIC THERAPIES, INC.
   --------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
        ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-21481                                        04-3027191
 --------------------------                  ----------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


     195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS              02139
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)


                                 (617) 349-0200
             ------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS.
         ------------

         On September 20, 2002, Transkaryotic Therapies, Inc. ("TKT") announced that the Endocrinologic and Metabolic Drugs Advisory Committee will not meet as scheduled on September 26 and 27, 2002 to consider TKT's Replagal(TM) (agalsidase alfa) enzyme replacement therapy for Fabry Disease and a competing product developed by Genzyme Corporation. The Food and Drug Administration has postponed the Advisory Committee meetings due to administrative reasons until later this year.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2002               REGISTRANT

                                       TRANSKARYOTIC THERAPIES, INC.


                                       By: /s/ Daniel E. Geffken
                                          -------------------------------------
                                                   Daniel E. Geffken
                                           Senior Vice President, Finance and
                                                 Chief Financial Officer


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